UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 30, 2018

Tapestry, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2018, Tapestry, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for its first fiscal quarter ended September 29, 2018.  The Company also posted a slide presentation entitled “Investor Presentation” dated October 30, 2018 on the “Presentations & Financial Reports” investor section of its website (www.tapestry.com). Copies of the Press Release and slide presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. Information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company has three reportable segments: Coach, Kate Spade and Stuart Weitzman. In addition to these reportable segments, the Company also has one non-reportable segment, Corporate, which represents certain costs that are not directly attributable to a brand.

Beginning in the fiscal year ending June 29, 2019 (“fiscal 2019”), the Company changed its expense reporting to more closely align with the organizational structure and management of the business. Accordingly, certain Selling, general and administrative ("SG&A") expenses that were reported within our reportable segments in fiscal 2018 and 2017 are now reflected as Corporate expense. The costs primarily relate to employee costs within shared functional groups. Additionally, and to a lesser extent, certain amounts within the Kate Spade segment have been reclassified from SG&A expenses to Cost of sales relating to compensation of the supply chain function for Kate Spade.

The below tables provide recast segment reporting by quarter and for the fiscal year ended June 30, 2018 ("fiscal 2018"), and for the fiscal year ended July 1, 2017 ("fiscal 2017") to provide historical financial information that is consistent with the Company's fiscal 2019 segment results. This Form 8-K does not reflect any subsequent information or events, other than as required to reflect the changes in segment and consolidated totals as described above. This Form 8-K should be read in conjunction with the fiscal 2018 Form 10-K and the Company’s subsequent filings with the Securities and Exchange Commission.

The following table summarizes the recast results for each quarter in fiscal 2018:

	Fiscal 2018
	Coach	Kate Spade	Stuart Weitzman	Corporate	Total
	(millions)
	(unaudited)
Three Months Ended September 30, 2017
Net sales	$923.7	$268.8	$96.4	$—	$1,288.9
Gross profit	632.1	74.8	56.0	—	762.9
Operating income (loss)	208.1	(123.3)	8.9	(115.5)	(21.8)

Three Months Ended December 30, 2017
Net sales	$1,229.6	$434.7	$120.7	$—	$1,785.0
Gross profit	846.0	256.8	73.4	—	1,176.2
Operating income (loss)	368.2	54.8	21.8	(98.4)	346.4

Three Months Ended March 31, 2018
Net sales	$969.3	$269.3	$83.8	$—	$1,322.4
Gross profit	691.3	171.0	45.3	—	907.6
Operating income (loss)	250.4	12.7	(11.0)	(93.1)	159.0

Three Months Ended June 30, 2018
Net sales	$1,098.9	$311.9	$72.9	$—	$1,483.7
Gross profit	762.1	203.1	36.6	—	1,001.8
Operating income (loss)	290.5	33.1	(20.0)	(116.4)	187.2

The following tables summarize the recast results for fiscal 2018 and fiscal 2017:

	Fiscal 2018
	Coach	Kate Spade	Stuart Weitzman	Corporate	Total
	(millions)
	(unaudited)
Twelve Months Ended June 30, 2018
Net sales	$4,221.5	$1,284.7	$373.8	$—	$5,880.0
Gross profit	2,931.5	705.7	211.3	—	3,848.5
Operating income (loss)	1,117.2	(22.7)	(0.3)	(423.4)	670.8

	Fiscal 2017
	Coach	Kate Spade	Stuart Weitzman	Corporate	Total
	(millions)
	(unaudited)
Twelve Months Ended July 1, 2017
Net sales	$4,114.7	$—	$373.6	$—	$4,488.3
Gross profit	2,855.0	—	226.1	—	3,081.1
Operating income (loss)	1,072.4	—	15.4	(300.4)	787.4

The above amounts include charges incurred under the Company's previously announced Operational Efficiency Plan, as well as non-recurring Integration and Acquisition-related charges. These charges were recorded within Cost of sales and SG&A.

The following tables summarizes these charges for each quarter in fiscal 2018 and for the fiscal years 2018 and 2017:

Coach

	Three Months Ended				Twelve Months Ended
	September 30, 2017	December 30, 2017	March 31, 2018	June 30, 2018	June 30, 2018	July 1, 2017
	(millions)
	(unaudited)
Cost of sales
Integration & Acquisition (1)	—	—	1.0	3.1	4.1	—
Gross profit	$—	$—	$1.0	$3.1	$4.1	$—

SG&A expenses
Integration & Acquisition (1)	—	—	0.2	0.3	0.5	—
SG&A expenses	$—	$—	$0.2	$0.3	$0.5	$—

Kate Spade

	Three Months Ended				Twelve Months Ended
	September 30, 2017	December 30, 2017	March 31, 2018	June 30, 2018	June 30, 2018	July 1, 2017
	(millions)
	(unaudited)
Cost of sales
Integration & Acquisition (1)	88.4	17.0	1.0	0.1	106.5	—
Gross profit	$88.4	$17.0	$1.0	$0.1	$106.5	$—

SG&A expenses
Integration & Acquisition (1)	67.8	29.7	9.1	7.1	113.7	—
SG&A expenses	$67.8	$29.7	$9.1	$7.1	$113.7	$—

Stuart Weitzman

	Three Months Ended				Twelve Months Ended
	September 30, 2017	December 30, 2017	March 31, 2018	June 30, 2018	June 30, 2018	July 1, 2017
	(millions)
	(unaudited)
Cost of sales
Integration & Acquisition (1)	—	1.4	2.1	2.3	5.8	2.9
Gross profit	$—	$1.4	$2.1	$2.3	$5.8	$2.9

SG&A expenses
Integration & Acquisition (1)	0.9	0.9	4.7	1.3	7.8	17.7
SG&A expenses	$0.9	$0.9	$4.7	$1.3	$7.8	$17.7

Corporate

	Three Months Ended				Twelve Months Ended
	September 30, 2017	December 30, 2017	March 31, 2018	June 30, 2018	June 30, 2018	July 1, 2017(3)
	(millions)
	(unaudited)
SG&A expenses
Integration & Acquisition (1)	30.4	12.4	4.3	16.1	63.2	(19.4)
Operational Efficiency Plan (2)	3.1	3.5	2.9	10.0	19.5	24.0
SG&A expenses	$33.5	$15.9	$7.2	$26.1	$82.7	$4.6

(1)
Represent charges attributable to the integration and acquisition of Kate Spade & Company, Stuart Weitzman Holdings LLC and certain distributors for the Coach and Stuart Weitzman brands, as well as charges from obtaining operational control of the KS China Co., Limited and KS HMT Co., Limited joint ventures (“Kate Spade Joint Ventures”).

(2)
Fiscal 2018 charges primarily reflect technology infrastructure costs. Fiscal 2017 charges primarily reflect organizational efficiency, technology infrastructure costs, and to a lesser extent, network optimization costs.

(3)	The Company incurred $9.5 million related to bridge financing fees recorded in interest expense within Corporate, which is not included in the amounts presented.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are being furnished herewith:

99.1                          Text of Press Release, dated October 30, 2018

99.2                          Slide Presentation entitled ““Investor Presentation” dated October 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2018

TAPESTRY, INC.

By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer, Chief
Legal Officer and Secretary

EXHIBIT INDEX

99.1                          Text of Press Release, dated October 30, 2018

99.2                          Slide Presentation entitled “Investor Presentation,” dated October 30, 2018